AXS Managed Futures Strategy Fund Class A Shares: MHFAX Class C Shares: MHFCX Class I Shares: MHFIX
Summary Prospectus	February 2, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://www.axsinvestments.com. You may also obtain this information at no cost by calling 1-833-AXS-ALTS (1-833-297-2587) or by sending an e-mail request to info@axsinvestments.com. The Fund's Prospectus and Statement of Additional Information, both dated February 1, 2021, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the AXS Managed Futures Strategy Fund (the “Fund”) is to seek capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class A Shares Purchase Program", "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class C Shares Purchase Programs", "YOUR ACCOUNT WITH THE FUND - Purchase of Shares/Class I Shares" and in "APPENDIX A - Waivers and Discounts Available from Intermediaries" of the Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[2]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	None	1.00%	1.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees[3]	1.45%	1.45%	1.45%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses[4]	0.32%	0.32%	0.32%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses[5]	2.03%	2.78%	1.78%
Fees waived and/or expenses reimbursed	(0.07)%	(0.07)%	(0.07)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,5]	1.96%	2.71%	1.71%

[1]	The expense information in the table has been restated to reflect the current expense limitation agreement.
[2]	Class C Shares are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.
[3]	The Fund’s “Management Fees” include a management fee paid to the advisor by the Fund’s consolidated wholly-owned subsidiary (“Subsidiary”) at the annual rate of 1.45% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the advisor by the Subsidiary. This undertaking may not be terminated by the Advisor as long as the investment advisory agreement between the Subsidiary and the advisor is in place unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.
[4]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. “Other Expenses” does not include direct costs associated with any over-the-counter derivatives that provide the Fund with exposure to Managed Futures Programs (as defined below). Costs associated with such derivative instruments include any fee paid to the Fund’s counterparty and the fees and expenses associated with the Managed Futures Programs referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund. Investors should note that the cost of any investment in a derivative instrument such as a total return swap may fluctuate from time to time. To the extent that interest rates increase above current levels, the cost of the Fund’s investment in swaps is likely to increase. Based on the average notional amount of the Fund’s over-the-counter derivative positions during the fiscal year that ended on September 30, 2020, the Fund was subject to counterparty fees equal to approximately 1.73% (annualized) of its assets. “Other Expenses” include expenses of the Fund’s Subsidiary other than management fees paid by the Subsidiary to the advisor, which are included in “Management Fees” in the table above.

[5]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% of the average daily net assets of Class A, Class C and Class I shares of the Fund, respectively. This agreement is effective until January 31, 2022, and it may be terminated before that date only by Trust’s Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Fund for a period ending three years after the date of the waiver or payment. Similarly, the predecessor fund’s investment advisor, Equinox Institutional Asset Management, LP (“Equinox”), is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by Equinox to the predecessor fund prior to the predecessor fund’s reorganization on January 24, 2020, for a period ending three years after the date of the waiver of payment, In each case, such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by Equinox to the predecessor fund prior to the reorganization must be approved by the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class A and Class C shares and $1,000,000 (initial investment minimum) in Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$763	$1,169	$1,599	$2,793
Class C Shares	$274	$856	$1,463	$3,104
Class I Shares	$174	$553	$958	$2,089

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$376	$856	$1,463	$3,104

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective primarily by investing directly or indirectly through its wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”), in a combination of (i) Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) and/or derivative instruments such as swaps that provide exposure to the such Managed Futures Programs, and (ii) an actively managed fixed-income portfolio. A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool. The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio, and the Fund’s assets consist principally of securities (including shares of the Subsidiary). The Fund’s overall investment program, including management of the assets of the Fund’s Subsidiary is conducted by the Fund’s investment sub-advisor, Ampersand Investment Management LLC (“Ampersand” or the “Sub-Advisor”). The Fund may have exposure to foreign markets, including emerging markets, through investments in the Managed Futures Programs.

Derivative Instruments: The Fund or the Subsidiary may invest directly in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (“OTC”) derivatives, or may invest in one or more Managed Futures Programs that utilize such derivative instruments to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. Derivatives may be used as substitutes for securities, commodity, and currencies and for hedging price risk. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Any Managed Futures Program may take a long or short position in such markets. Any investment in derivative instruments may be subject to fees and transaction costs that will negatively impact the Fund’s performance.

To the extent the Fund employs derivatives to gain exposure to Managed Futures Programs, it is anticipated that the Fund will utilize a total return swap (a “Swap”), a type of derivative instrument based on a customized index of Managed Futures Program(s) or a basket of Trading Companies (in each case, a “Reference Program”) designed to replicate the aggregate returns of the Managed Futures Programs selected by the Sub-Advisor. Any Swap will be based on a notional amount agreed upon by the Sub-Advisor and a counterparty. The Sub-Advisor will retain the ability to (i) add or remove Managed Futures Programs from the Reference Program and (ii) adjust the notional exposure between the Managed Futures Programs that comprise the Reference Program. Generally, the fees and expenses of a Swap are based on the notional value of the Swap. The value of a Reference Program typically includes a deduction for fees of the counterparty as well as management and performance fees of the relevant CTAs. Because the Reference Program is designed to replicate the returns of Managed Futures Programs selected by the Adviser, the performance of the Fund will depend on the ability of the relevant CTAs to generate returns in excess of the costs of the relevant Swap(s).

Fixed-Income Securities: The fixed-income securities in which the Fund may invest may be of any credit quality or maturity and may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government and its agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument. The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts. The Fund may also invest, without limitation, in money market funds or other investment companies (such as exchange traded funds (“ETFs”)) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes. These fixed-income securities and other investments may serve as margin and collateral for the derivatives positions of the Fund.

Subsidiary: Generally, the Fund may invest up to approximately 25% of its total assets in the Subsidiary, which has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same investment restrictions and limitations and follows the same compliance policies and procedures as the Fund.

Ampersand employs a multi-step process to select and allocate across Managed Futures Programs that are consistent with the Fund’s investment objective:

Screening. Ampersand uses proprietary and commercial databases to identify a universe of Managed Futures Programs that may be suitable for investment by the Subsidiary. These programs are quantitatively screened primarily based on their historic performance data (i.e., return streams and volatility over selected time frames). Other criteria are also used to screen programs, including length of track record and assets under management.

Analysis and Selection. Ampersand further analyzes the pre-screened Managed Futures Programs by examining both qualitative and quantitative factors. The qualitative factors include the business backgrounds of the principals, the trading strategies used, and the depth of the CTA’s research department. Quantitative analyses include a variety of financial and statistical measures that are used to better comprehend and categorize the program trading strategies.

All Managed Futures Programs selected for inclusion into the portfolio undergo rigorous due diligence reviews before receiving an allocation. Due diligence reviews include site visits, track record verification, and background checks of the firm and principals.

Portfolio Design. Ampersand invests the assets of the Subsidiary with the aim of providing exposure to a portfolio of complementary Managed Futures Programs that is consistent with the Fund’s investment objective. Ampersand seeks to moderate portfolio risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; and (iii) sectors and markets (currencies, interest rates, stock market indices, energy resources, metals and agricultural products). The relative weightings and overall exposure to Managed Futures Programs in the portfolio are adjusted periodically.

Risk Management. Ampersand monitors the trading and performance of the Managed Futures Programs in the portfolio with the aims of identifying and mitigating unusual risks. Some of the factors monitored are margin usage, daily volatility, and equity drawdowns. Responses to extraordinary trading patterns or increased risk may include consultation with the CTA to determine the cause of the condition, partial redemption of allocated assets, or complete withdrawal from the trading program.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Managed futures strategy/commodities risk. Exposure to the commodities markets (including financial futures markets) through direct or indirect investments in Managed Futures Programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts and the performance of a Managed Futures Program may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, commodity index volatility, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. The performance-based fees paid to the CTA’s may create an incentive for the CTAs to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. A CTA with positive performance may receive performance-based compensation from the Trading Company, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Counterparty risk. The derivative contracts entered into by the Fund, the Subsidiary or a Trading Company may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or Trading Company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Short sales risk. In connection with a short sale of a security or other instrument (either directly or indirectly through a Managed Futures Program), the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Subsidiary risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund and Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.” Investment through the Subsidiary is expected to allow the Fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The tax treatment of the Fund’s investment in the Subsidiary could nevertheless be adversely affected by future legislation or Treasury regulations.

Investment through the Subsidiary may affect the timing and character of income and gain recognized by the Fund, and of distributions to shareholders. For example, the tax treatment of any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are generally taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a “controlled foreign corporation” for tax purposes, any income or gain recognized in respect of its investments in 1256 futures contracts will be passed through to the Fund as ordinary income, and distributions attributable to such income and gains will generally be taxable to shareholders as ordinary income.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging markets risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Government intervention and regulatory changes. In response to the global financial crisis that began in 2007, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. If there is less governmental action in the future to maintain low interest rates and/or actions are taken to raise interest rates further, there may be unpredictable and possible negative effects on the markets and the Fund’s investments. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Leveraging risk. Certain Fund transactions, including taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Management and strategy risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. In addition, the profitability of any Managed Futures Program depends primarily on the ability of its CTA to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflations; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of various market participants. A CTA’s trading methods may not take all of these factors into account.

Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests, and may lead to losses on your investment in the Fund.

ETF and mutual fund risk. Investing in ETFs or mutual funds (including other funds managed by the Fund’s advisor) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Indirect fees and expenses risk. The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by any Managed Futures Program in which the Fund or the Subsidiary invest, including brokerage commissions and operating expenses. Further, any investment in a Managed Futures Program is expected to be subject to management and, potentially, performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the relevant Managed Futures Program and not the actual cash invested.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The Fund acquired the assets and liabilities of the Equinox MutualHedge Futures Strategy Fund, a series of Northern Lights Fund Trust (the “Predecessor Fund”), on January 24, 2020. As a result of the acquisition, the Fund will be the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table for the periods prior to January 24, 2020 reflect the performance of the Predecessor Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class A shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the Barclay BTOP50 Index and the S&P 500 Index. For the relevant periods, the bar chart and the performance table below reflect the performance of the Predecessor Fund prior to the commencement of the Fund’s operations on January 24, 2020, and does not reflect sales charges; returns would be lower if sales charges were reflected. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, www.axsinvestments.com or by calling the Fund at 1-833-AXS-ALTS (1-833-297-2587).

Calendar-Year Total Return (before taxes) for Class A Shares

For each calendar year at NAV

Class A Shares
Highest Calendar Quarter Return at NAV	8.98%	Quarter Ended 3/31/2015
Lowest Calendar Quarter Return at NAV	(10.52)%	Quarter Ended 03/31/2020

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Class A Shares - Return Before Taxes	(20.56)%	(2.99)%	(0.86)%	-	12/31/2009
Class A Shares - Return After Taxes on Distributions*	(20.56)%	(3.82)%	(2.31)%	-	12/31/2009
Class A Shares - Return After Taxes on Distributions and Sale of Fund Shares*	(12.17)%	(2.26)%	(1.05)%	-	12/31/2009
Class C Shares - Return Before Taxes	(17.25)%	(2.61)%	(1.03)%	-	12/31/2009
Class I Shares - Return Before Taxes	(15.51)%	(1.62)%	-	(0.11)%	05/24/2011
Barclay BTOP50 Index (Reflects No Deductions for Fees, Expenses or Taxes)**	4.84%	0.24%	0.62%	-	12/31/2009
S&P 500 Index (Reflects No Deductions for Fees, Expenses or Taxes)	18.40%	15.22%	13.88%	-	12/31/2009

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A Shares.
**	The Fund's benchmark changed from the S&P 500 Index to the Barclay BTOP50 Index. The Barclay BTOP50 Index is comprised of a diversified group of CTA strategies which the Advisor believes more closely represents the Fund's investment strategy and objectives.

Investment Advisor

AXS Investments LLC (the “Advisor” or “AXS”)

Sub-Advisor

Ampersand Investment Management LLC

Portfolio Manager of the Advisor

Mark Lacuesta, Head of Product and Research of the Advisor, has been a portfolio manager of the Fund since January 2020.

Portfolio Managers of the Sub-Advisor

The Sub-Advisor’s portfolio management team, which is comprised of Dr. Ajay Dravid, Chief Investment Officer of the Sub-Advisor, and Dr. Rufus Rankin, Director of Research of the Sub-Advisor, have been jointly and primarily responsible for the day-to-day management of the Fund’s and the Predecessor Fund’s portfolio since October 2011.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A and Class C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$5,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.